Exhibit 10.24(c)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TEXT OMITTED FROM THIS EXHIBIT IS MARKED WITH [***]

CONFIRMATION AGREEMENT

This Commencement Date Confirmation Agreement (“Agreement”) is made as of June 27, 2019 (“Execution Date”), by and between Brooklyn Immunotherapeutics LLC (“Sublessor”) and Nezu Asia Capital Management, LLC (“Tenant”). Sublessor and Tenant may be referred to collectively as the “Parties” and individually as a “Party.” Initially capitalized terms not defined in this Agreement shall have the same meaning ascribed to them in the Sublease (as hereinafter defined).

RECITALS

WHEREAS, Sublessor and Tenant are parties to that certain Sublease, dated April 18, 2019 (“Sublease”), for Suite 1601, consisting of approximately 999 rentable square feet, located on the sixteenth floor of the building at 654 Madison Avenue, New York, New York;

WHEREAS, the Parties hereby mutually desire to confirm the occurrence of the Commencement Date and the Rent Commencement Date in accordance with the terms and conditions Sublease;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Commencement Date. In accordance with Section 1.1 and Section 3.1(a) of the Sublease, Sublessor and Tenant hereby acknowledge and agree that the Commencement Date of the Sublease is May 15, 2019.

2. Rent Commencement Date. In accordance with Section 1.1 and Section 3.1(a) of the Sublease, Sublessor and Tenant hereby acknowledge and agree that the Rent Commencement Date of the Sublease is September 1, 2019, and therefore, the Base Rent payable by Tenant during the’ Term shall be as follows, subject to the term and conditions of the Sublease:

Period	Rental Rate	ERI Rate	Annual Rent	Monthly Rent
9/1/19 - 8/31/20	[***]	[***]	[***]	[***]
9/1/20 - 8/31/21	[***]	[***]	[***]	[***]
9/1/21 - 8/31/22	[***]	[***]	[***]	[***]
9/1/22 - 8/31/23	[***]	[***]	[***]	[***]
9/1/23 - 8/31/24	[***]	[***]	[***]	[***]
9/1/24 - 8/31/25	[***]	[***]	[***]	[***]
9/1/25 - 8/31/26	[***]	[***]	[***]	[***]
9/1/26 - 10/31/26	[***]	[***]	[***]	[***]

3. Ratification and Confirmation of Sublease. Sublessor and Tenant do hereby ratify and reaffirm the provisions of the Sublease, which shall continue to be in full force and effect.

4. Mutual Representations and Warranties. The Parties hereto respectively represent and warrant to each other that: (a) each has the requisite power and authority to enter into this Agreement, (b) all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Agreement, (c) the signatories executing this Agreement on behalf of each of the Parties have been duly authorized and empowered to execute this Agreement, and (d) this Agreement is valid and shall be binding upon and enforceable against each of the Parties.

5. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, binding on all of the Parties. Delivery of an executed counterpart to this Agreement by facsimile or other electronic means (e.g., electronic mail or PDF) shall be effective as delivery of a manually executed counterpart to this Agreement.

[Signatures to appear on following page]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the Execution Date, by their respective duly authorized officers.

SUBLESSOR

Brooklyn Immunotherapeutics LLC

By:	/s/ George Denny
Name:	George Denny
Title:	Manager

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the Execution Date, by their respective duly authorized officers.

TENANT

Nezu Asia Capital Management, LLC

By:	/s/ S. David Snoddy
Name:	S. David Snoddy
Title:	Managing Partner

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